UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2024

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 North Pearl Street
Suite 300 Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(214) 979-6100

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	“CBRE”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth below under Item 8.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Information.

On December 2, 2024, CBRE Services, Inc. (the “Issuer”), a wholly-owned subsidiary of the Company, established a commercial paper program pursuant to which it may issue up to $3.5 billion of short-term, unsecured and unsubordinated commercial paper notes (the “Notes”) at any time, under the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Amounts available under the program may be borrowed, repaid and re-borrowed from time to time. Payment of the Notes will be fully and unconditionally guaranteed on an unsecured and unsubordinated basis by the Company. The Issuer intends to use net proceeds of the Notes for general corporate purposes. The Notes will be sold under customary market terms in the U.S. commercial paper market. The maturities of the Notes may vary but may not exceed 397 days from the date of issuance. The Notes and the Company’s guarantee of payment thereof will rank pari passu with all other unsecured and unsubordinated indebtedness of the Issuer and the Company, respectively. As of the date of this Current Report on Form 8-K, the Issuer has not issued any Notes. The commercial paper program is backstopped by available capacity under the Issuer’s unsecured revolving credit facility.

The Notes and the related guarantee by the Company have not been and will not be registered under the Securities Act or state securities laws, and may not be offered or sold except in compliance with an exemption from registration requirements of the Securities Act and applicable state securities laws. The information contained in this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to purchase any securities, nor shall there be any sale of the Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2024	CBRE GROUP, INC.

	By:	/s/ EMMA E. GIAMARTINO
Emma E. Giamartino
Chief Financial Officer